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                                                                    Exhibit 10.5

                           AMENDMENT NO. 3 to the
                          AIRCRAFT SERVICES AGREEMENT

                                      and

                            AMENDMENT NO. 4 to the
                         FREIGHTER SERVICES AGREEMENT


     This amendment No. 3 to the Aircraft Services Agreement dated September 26, 1994, between World Airways, Inc. a Delaware corporation ("World" or "World Airways") and Malaysia Airline System Berhad, a Malaysian corporation ("MAS") as amended by Amendment Number 1 thereto dated December 31, 1994, and Amendment Number 2 thereto dated February 9, 1995 (collectively hereinafter referred to as the "Passenger Agreement") and

     This Amendment No. 4 to the Freighter Services Agreement dated October 1, 1994, between World Airways, Inc., a Delaware corporation ("World" or "World Airways") and Malaysian Airline System Berhad, a Malaysian corporation ("MAS") as amended by Amendment Number 1 thereto dated December 31, 1994, Amendment Number 2 thereto dated February 9, 1995 and Amendment No. 3 dated March 5, 1995 (collectively hereinafter referred to as the "Freighter Agreement"),

     Are dated as of July 10, 1995, by and between World Airways and MAS.

     WHEREAS, the parties have agreed that employees and dependents of World Airways may travel on the aircraft provided pursuant to the Passenger and Freighter Agreements; and

     WHEREAS, World Airways has agreed to indemnify MAS with respect to the carriage of World Airways employees and dependents on the aircraft provided pursuant to the Passenger and Freighter Agreements.

     NOW, THERFORE, in consideration of the forgoing and other mutual consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to further amend the Passenger and Freighter Agreements as follows:

     1. The parties agree MAS shall have no liability for World Airways' employees and their dependents traveling on aircraft provided pursuant to the Passenger and Freighter Agreements, except in the case of the gross negligence or wilful misconduct of MAS, its officers, agents or employees.

     2. Modify Articles 14.1, "Indemnification by WORLD" in the Passenger and Freighter Agreements by deleting the parenthetical language beginning on line six and replacing it with the following language: "(including World Airways employees and their dependents but excluding all other passengers.)"
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       3.  Except amended hereby, all of the terms and conditions set forth in the Agreement shall remain the same and in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be executed by their duly authorized officers as of the day and year first above written.

MALAYSIAN AIRLINE SYSTEM BERHAD             WORLD AIRWAYS, INC


By: /s/ Bashir Ahmad                        By: /s/ Ahmad M. Khatib
   ------------------------------              -----------------------------
Name:  Bashir Ahmad                            Ahmad M. Khatib
Title: Commercial Director                     Executive Vice President